UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Rayliant Quantamental China Equity ETF

Rayliant Quantamental Emerging Market Equity ETF

Rayliant Quantitative Developed Market Equity ETF

ANNUAL REPORT

SEPTEMBER 30, 2022

Investment Adviser:

Rayliant Asset Management

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TABLE OF CONTENTS

Letter to Shareholders	1
Schedules of Investments	16
Statements of Assets and Liabilities	33
Statements of Operations	35
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	63
Disclosure of Fund Expenses	65
Trustees and Officers of the Advisors’ Inner Circle Fund III	68
Approval of Investment Advisory Agreement	76
Notice to Shareholders	80

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-392-2626; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Letter to Shareholders

Dear Shareholders,

We are pleased to provide the second annual report for the Rayliant Quantamental China Equity Fund, covering the period October 1, 2021 to September 30, 2022.

Anyone reading 2022 financial news knows this has been a volatile year to invest in any asset class. The macroeconomic shocks of the Russia-Ukraine war, slowing growth, high inflation and rising interest rates have proven too much for equities markets. Unfortunately, Chinese equities have been no exception. However, with respect to the Fund, it is notable that offshore China equities1 declined more sharply than A-shares, which are listed in mainland China.

Headline-grabbing hurdles in China—some of the government’s own making—drove this decline. China’s dogged zero-Covid policy and increased regulatory oversight didn’t help an economy already coping with rising food, energy and materials prices. And the challenges facing China’s economy only mounted throughout the third quarter. One can understanding why the country’s National Bureau of Statistics abruptly delayed a report on GDP growth and other key economic indicators a day before their scheduled release. Indeed, entering Q4, the government’s 5.5% target for full-year GDP growth seems unlikely, with economists polled by Bloomberg forecasting a weaker 3.3% expansion. With a global recession looking likely, a 3.3% expansion may still sound encouraging to foreign investors. But the conditions that weighed on China’s growth this year are still stifling the usual exuberance of domestic stock traders.

Amidst this lackluster news, state-owned enterprises (“SOEs”) were a relative bright spot among onshore China stocks for the period, finding themselves in line for a much bigger share of China’s growing fiscal stimulus. Indeed, much of the nearly US$150 billion in new policy support announced in Q3 was directed toward infrastructure spending, which tends to benefit larger state-owned firms. Outperformance by SOEs is typical in years featuring a National Congress, and by the end of Q3, investors were looking ahead to China’s 20th National Congress of the Chinese Communist Party—the once-every-five-years meeting of policymakers to appoint a new government and set an agenda for the next half-decade, which kicked off on October 16th—widely expected to be a major driving force behind Chinese stocks through the end of 2022.

As we approach the end of Q4, we are encouraged by the recent meeting between President Biden and President Xi at the G20 Conference, which may signal a period of relative calm and de-escalation between the two countries. This will be good for equities markets in both countries, as China remains the world’s factory and the US still needs cheap goods to drive its own economic engine. And like the US, China has proven effective in navigating its macroeconomic challenges over a long time horizon. We believe this

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

is reflected in forward-looking price-to-earnings ratios for Chinese A-shares, as falling Chinese interest rates and improving sentiment present an encouraging backdrop for 2023.

Against 2022’s challenging backdrop, the Fund’s strategy did what it was designed to do: (1) identify and invest in high-quality companies2 and (2) exploit mispricings that arise from the behavioral bias of investors in China’s retail-dominated market. Indeed, the very events that prompted anxiety on the part of those tracking Chinese equities throughout 2022 created opportunity for the Fund. For example, fear-based selling of offshore-listed Chinese equities inevitably spilled into China’s mainland market, resulting in attractive valuations for A-shares in the tech sector. Bargains included domestic chip makers who will benefit from state support as policymakers push semiconductor self-sufficiency in the nation’s ongoing technological competition with the United States.

The benchmark CSI 300 Index, which tracks onshore Chinese equities, is off by –27.23% fiscal year ending September 30, 2022. The Fund has underperformed this drop, falling -27.93%. The Fund’s experience underscores the opportunity offered by Chinese stocks—not just as a source of growth and diversification for global investors, but also as a market in which stock pickers with a systematic approach, built on an understanding of investor behavior and informed by local fundamental insights, can continue to add value3.

Since the Fund’s inception, although allocation decisions have added modestly to outperformance, the greatest driver of the Fund’s gains over the benchmark has been strong stock selection, with picks among Industrials, Consumer Staples, and Materials sectors adding the most value, consistent with the most attractive opportunities in China often arising in what individual investors would likely regard as ‘boring’ segments of the market. At the factor level, exposure to stocks with favorable sentiment and quality growth provided the greatest contribution to outperformance through October. By contrast, signals related to quality struggled, particularly in the third quarter, when we observed the highest-quality firms by our models actually underperforming their low-quality counterparts. Of course, this has only made those high-quality stocks better bargains and, to the extent fundamentals prevail in the long run—which investment theory, our experience, and our data suggests they will—this ultimately positions the portfolio well to capture behavioral mispricings in the days to come.

Along those lines, looking ahead, we expect positions established during 2022 dislocations to outperform next year as markets have time to process China’s ongoing story. We believe 2022’s market shocks, while frustrating in the short run, create mispricings that ultimately reward investors in high-quality firms whose valuations are misunderstood by domestic retail traders and foreign fund managers who lack local

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

knowledge. We thank you for your allocation to the Fund and look forward to continuing as your trusted partner in China equity investing.

1 Offshore equities include those Chinese companies listed in Hong Kong (“H-Shares) and those equities listed as ADRs in the United States.

2 We consider companes to be “high-quality” if they have solid fundamentals and strong growth at reasonable valuations.

3 Note: Diversification does not ensure a profit or guarantee against a loss. The performance data quoted here represent past performance, and are not indicative of future results. The CSI 300 benchmark is a capitalization-weighted index designed to track the performance of the largest 300 stocks traded on the Shanghai and Shenzhen Stock Exchanges, represented here by the China AMC CSI 300 Index ETF (510330.SH). Indices are unmanaged, it is not possible to invest directly in an index, and index performance returns do not reflect any management fees, transaction costs or expenses.

Sincerely,

Jason Hsu, PhD	Phillip Wool, PhD
Chairman & CIO	Managing Director
Rayliant Global Advisors	Head of Investment Solutions Rayliant Global Advisors

Mark Schlarbaum

Managing Director

Head of Trading & Capital Markets

Rayliant Global Advisors

Definition of the Comparative Indices

CSI 300 Index is a capitalization-weighted index designed to track the performance of the largest 300 stocks traded on the Shanghai and Shenzhen Stock Exchanges.

The MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Redchips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included.

Comparison of Change in the Value of a $10,000 Investment in the Rayliant Quantamental China Equity ETF versus the CSI 300 Index (USD) (TR) and MSCI China All Shares Index (Net) (USD).

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2022
	One Year Return	Annualized to Inception Date*
Rayliant Quantamental China Equity ETF	-27.93%	-17.24%
CSI 300 Index (USD) (TR)	-27.23%	-17.69%
MSCI China All Shares Index (Net) (USD)	-31.75%	-24.21%

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

* The Rayliant Quantamental China Equity ETF commenced operations on December 30, 2020.

Fee waivers were in effect during the period; if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Letter to Shareholders

Dear Shareholders,

We are pleased to provide the first annual report for the Rayliant Quantamental Emerging Market Equity Fund, covering the period from December 15, 2021 to September 30, 2022.

Anyone reading 2022 financial news knows this has been a volatile year to invest in any asset class. The macroeconomic shocks of the Russia-Ukraine war, slowing growth, high inflation and rising interest rates have proven too much for equities markets. Unfortunately, emerging markets equities have been no exception.

Growth in emerging markets in 2022 has been constrained by deteriorating global economic conditions. The downward pressure has come from multiple directions, including a stronger US dollar, higher inflation, and tighter monetary policies. Investors have been rightfully wary of these trends. Emerging Markets funds across the world also experienced an almost total write-down of their Russia exposure as a result of sanctions stemming from the conflict in Ukraine. As a result, the benchmark MSCI EM Index, which tracks large and mid-cap emerging market equities, is off by -25.98% for the period ended September 30, 2022.

Over the same period, the Fund’s NAV fell just -20.97%, outperforming the MSCI EM Index by 5.01%, with significant outperformance in Indonesia, India, UAE and Cyprus. European emerging markets were among the biggest losers due to unexpected conflict between Russia and Ukraine and the worsening energy crisis. The weakening outlook for global demand also hit commodity prices hard, delivering a blow to net resource exporters; South Korea and Taiwan suffered similar as trade expectations softened. Turkey, by contrast, experienced impressive growth over the last ten months on the back of larger-than-expected rate cuts.

Against 2022’s challenging backdrop, the Fund’s strategy did what it was designed to do: (1) identify and invest in high-quality companies1 and (2) exploit mispricings that arise from the behavioral bias of investors in China’s retail-dominated market. Indeed, the very events that prompted anxiety on the part of those tracking emerging markets equities throughout 2022 created opportunity for the Fund. For example, although the energy crisis put pressure on European countries, it created investing opportunities in the sector for high-quality companies with depressed valuations. And with the election of a new British prime minister, uncertainty and persistent fear across Europe has been somewhat relieved. At the same time, with President Xi re-elected for a third term in China, we expect a meaningful rally in the China A-shares market with expected loosening of the COVID policies over the next year—a rally which may already be underway.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Since inception, the Fund has invested in a diversified portfolio2 of emerging market stocks with broad sector exposure. As of September 30, 2022, the portfolio was 4.5x cheaper than the benchmark on a price-to-earnings basis, a modest 0.1x less expensive on price-to-book ratio, and offered a higher dividend yield of 7.46% compared to 3.78% for the benchmark. On average, the largest sector overweights during the third quarter were Industrials, Energy, and Health Care; the largest underweights were to Financials, Consumer Discretionary, and Communication Services. On average, the largest region overweights during the third quarter were to the UAE and China3; the largest underweights were once again to Saudi Arabia, South Korea, and India. At the region level, the biggest boost to relative performance came from China, South Africa, and the UAE; Brazil, Russia, and Saudi Arabia were the greatest detractors; at the sector level, Consumer Discretionary, Energy, and Industrials provided the most alpha, while Financials and Materials stocks created the greatest drag on performance.

At the factor level, exposure to stocks with favorable sentiment and quality growth provided the greatest contribution to outperformance through October. By contrast, signals related to quality struggled, particularly when we observe the highest-quality firms by our models actually underperforming their low-quality counterparts. Of course, this has only made those high-quality stocks better bargains and, to the extent fundamentals prevail in the long run—which investment theory, our experience, and our data suggests they will—this ultimately positions the portfolio well to capture behavioral mispricings in the days to come.

Looking ahead, we expect emerging market stocks—including a meaningful exposure to onshore China within EM—will continue to represent an important source of growth and diversification for global investors. We further believe 2022’s market shocks, while frustrating in the short run, create mispricings that ultimately reward investors in high-quality firms whose valuations are misunderstood by domestic retail traders and foreign fund managers who lack local knowledge. We thank you for your allocation to the Fund and look forward to continuing as your trusted partner in emerging markets equity investing.

1 We consider companies to be “high-quality” if they have solid fundamentals and strong growth at reasonable valuations.

2 Note: Diversification does not ensure a profit or guarantee against a loss. The performance data quoted here represent past performance, and are not indicative of future results. The CSI 300 benchmark is a capitalization-weighted index designed to track the performance of the largest 300 stocks traded on the Shanghai and Shenzhen Stock Exchanges, represented here by the China AMC CSI 300 Index ETF (510330.SH). Indices are unmanaged, it is not possible to invest directly in an index, and index performance returns do not reflect any management fees, transaction costs or expenses.

3 The Fund also held an overweight to Russia prior to the conflict in Ukraine. That overweight persists given the ongoing restrictions and limitations regarding the trading of Russian securities.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Sincerely,

Jason Hsu, PhD	Phillip Wool, PhD
Chairman & CIO	Managing Director
Rayliant Global Advisors	Head of Investment Solutions Rayliant Global Advisors

Mark Schlarbaum

Managing Director

Head of Trading & Capital Markets

Rayliant Global Advisors

Definition of the Comparative Index

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,387 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Comparison of Change in the Value of a $10,000 Investment in the Rayliant Quantamental Emerging Market Equity ETF versus the MSCI Emerging Markets Index (Net) (USD).

TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 2022*
Cumulative Inception to Date*
Rayliant Quantamental Emerging Market Equity ETF	-20.97%
MSCI Emerging Markets Index (Net) (USD)	-25.98%

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

* The Rayliant Quantamental Emerging Market Equity ETF commenced operations on December 15, 2021.

Fee waivers were in effect during the period; if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

See definition of comparative index on page 8.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Letter to Shareholders

Dear Shareholders,

We are pleased to provide the first annual report for the Rayliant Quantitative Developed Equity Fund, covering the period December 15, 2021 to September 30, 2022.

Anyone reading 2022 financial news knows this has been a volatile year to invest in any asset class. The macroeconomic shocks of the Russia-Ukraine war, slowing growth, high inflation and rising interest rates have proven too much for equities markets. Unfortunately, not even developed markets have escaped the downturn.

Even before Russia invaded Ukraine, fears of monetary tightening were weighing on equities—especially growth stocks, which are most sensitive to interest rates. Then the West’s response to Russia’s attack stoked fear that global growth may take a more acute hit. At the same time, the shock to commodity prices and supply chains complicated the Fed’s work, making it difficult to engineer a ‘soft landing’ for the economy. Unsurprisingly, all this has manifested in the market.

European shares in the Euro Stoxx 50 Index slipped –1.9% in Q1, driven largely by their exposure to Russian energy. (Prior to the invasion, Russian oil, gas, and coal accounted for 35%, 55%, and 50% of German imports, respectively.) Meanwhile, UK stocks tracked by the FTSE All Share Index posted a modest gain of 0.5% for the quarter, driven by low valuations and the market’s sector composition: underweight tech, and heavy on energy, mining, and financials. This mix outperformed in a climate of geopolitical stress and rising rates. Japanese stocks in the Nikkei 225 Index, which had relatively little exposure to Russia-Ukraine, declined –2.5% for the quarter, with value meaningfully outperforming growth.

Sadly, the challenges that began in Q1 have persisted. In Q2, equities were red across the board, falling as unabated inflation eventually prompted the Fed—fighting what chair Jerome Powell called an “unconditional” battle against rising prices—and other central banks to overshoot and send the global economy into a recession. Headline CPI in the US dipped slightly in April, from 8.5% to 8.3%, before posting progressive increases to 8.6% and then 9.1%, respectively in the follow months. This last figure marked the worst year-over-year jump in prices in over four decades. Equities follows suit, with the S&P 500 Index down –16.1% for the quarter. UK equities, whose sector composition is naturally somewhat defensive, suffered less, with the FTSE All Share Index declining–5%, while European shares in the Euro Stoxx 50 Index fell –5.7%. Japanese stocks in the Nikkei 225 index slid –5% in Q2, as Fed policy pushed the yen to its lowest level against the dollar in two decades.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Investors eventually gathered at Jackson Hole, Wyoming in August, hoping for good news from the Fed. They were disappointed. At the meeting, Fed Chair Jerome Powell reaffirmed the bank’s commitment to keeping rates high in its battle against inflation, predicting that hawkish policy required to tame rising prices would “bring pain to households and businesses.” But markets are forward looking, and investors had already been feeling the pain all year.

Accordingly, the “bear rally” in US stocks that began at the end of the second quarter fizzled out shortly ahead of Powell’s Jackson Hole appearance, and equities sold off through the remainder of Q3, as it became increasingly clear that policymakers have accepted global recession, significant job loss, and falling asset values as a fair price to pay for keeping inflation in check, and that they see high interest rates over an extended period as the surest way to cool things down.

In light of everything above, it’s no surprise that from December 15, 2021 to September 30, 2022, the MSCI World Index was down -24.06%. The positive news is that, during this same period, RAYD was only down -18.47%. The Fund’s outperformance relative to its benchmark during this period was mostly a result of positive stock selection.

RAYD’s performance is an example of how our systematic approach creates an opportunity to identify compelling investments in the US and other developed stock markets around the world, achieving broad equity exposure, but with lower risk and enhanced returns relative to a traditional passive portfolio. During the first 10 months of the year, the Fund invested in a diversified portfolio1 of developed market stocks with broad sector exposure, selected with the objective of capturing mispricings through a focus on, among other things, companies with strong growth and quality fundamentals at a reasonable price, positive sentiment, and favorable risk characteristics.

Looking ahead, we expect positions established during 2022 dislocations to outperform as markets have time to process rising rates and the central banks’ effort to combat inflation and engineer a soft landing. Only time will tell whether such a landing is possible. But in the meantime, we believe 2022’s market shocks will create mispricings that ultimately reward investors. We thank you for your allocation to the Fund, and we look forward to continuing as your trusted partner in developed equity investing.

1 Note: Diversification does not ensure a profit or guarantee against a loss. The performance data quoted here represent past performance, and are not indicative of future results. The CSI 300 benchmark is a capitalization-weighted index designed to track the performance of the largest 300 stocks traded on the Shanghai and Shenzhen Stock Exchanges, represented here by the China AMC CSI 300 Index ETF (510330.SH). Indices are unmanaged, it is not possible to invest directly in an index, and index performance returns do not reflect any management fees, transaction costs or expenses.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

Sincerely,

Jason Hsu, PhD	Phillip Wool, PhD
Chairman & CIO	Managing Director
Rayliant Global Advisors	Head of Investment Solutions Rayliant Global Advisors

Mark Schlarbaum

Managing Director

Head of Trading & Capital Markets

Rayliant Global Advisors

Definition of the Comparative Index

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

Comparison of Change in the Value of a $10,000 Investment in the Rayliant Quantitative Developed Market Equity versus the MSCI World Index (Net) (USD).

TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 2022*
Cumulative Inception to Date*
Rayliant Quantitative Developed Market Equity	-18.47%
MSCI World Index (Net) (USD)	-24.06%

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

* The Rayliant Quantitative Developed Market Equity commenced operations on December 15, 2021.

Fee waivers were in effect during the period; if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022 (UNAUDITED)

See definition of comparative index on page 13.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.9%
	Shares	Value
CHINA — 99.9%
Communication Services — 3.8%
37 Interactive Entertainment Network Technology Group, Cl A	305,268	$745,919
G-bits Network Technology Xiamen, Cl A	7,200	250,980
Kingnet Network, Cl A *	2,977,615	2,735,723
Three's Media Group Co, Cl A	10,900	121,795
		3,854,417
Consumer Discretionary — 2.2%
AIMA Technology Group, Cl A	134,381	941,533
Fuyao Glass Industry Group, Cl A	30,000	150,691
Huizhou Desay Sv Automotive, Cl A	54,618	1,056,866
Zhejiang Supor, Cl A	19,200	124,236
		2,273,326
Consumer Staples — 16.0%
Anhui Gujing Distillery, Cl A	103,625	3,952,900
Chongqing Fuling Zhacai Group, Cl A	65,400	249,339
Henan Shuanghui Investment & Development, Cl A	880,374	3,020,549
Jiangsu King's Luck Brewery JSC, Cl A	120,700	776,771
Kweichow Moutai, Cl A	13,550	3,558,962
Luzhou Laojiao, Cl A	17,300	559,733
Sanquan Food, Cl A	268,330	611,624
Tongwei, Cl A	468,900	3,088,663
Yankershop Food, Cl A	13,400	170,499
		15,989,040
Energy — 5.9%
China Petroleum & Chemical, Cl A	330,800	199,060
Guanghui Energy, Cl A	506,550	872,535
Offshore Oil Engineering, Cl A	375,400	234,324
PetroChina, Cl A	4,608,049	3,315,864

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Energy (continued)
Shaanxi Coal Industry, Cl A	396,700	$1,267,032
		5,888,815
Financials — 19.3%
Bank of Chengdu, Cl A	273,500	627,629
Bank of China, Cl A	1,297,000	562,161
Bank of Communications, Cl A	1,426,100	924,175
Bank of Hangzhou, Cl A	358,240	716,063
Bank of Jiangsu, Cl A	1,433,930	1,496,453
Bank of Nanjing, Cl A	401,200	592,023
Bank of Suzhou, Cl A	100,760	94,271
China CITIC Bank, Cl A	394,000	252,013
China Merchants Bank, Cl A	1,100,500	5,194,424
China Zheshang Bank, Cl A	253,800	106,089
Huaxia Bank, Cl A	486,700	343,393
Jiangsu Changshu Rural Commercial Bank, Cl A	339,600	379,178
People's Insurance Group of China, Cl A	320,400	225,161
Ping An Bank, Cl A	633,800	1,052,607
Ping An Insurance Group of China, Cl A	1,009,100	5,885,467
Postal Savings Bank of China, Cl A	1,281,000	801,394
		19,252,501
Health Care — 12.0%
Asymchem Laboratories Tianjin, Cl A	7,755	150,876
Beijing Wantai Biological Pharmacy Enterprise, Cl A	113,222	1,816,850
Dian Diagnostics Group, Cl A	452,824	1,843,271
Guangdong Hybribio Biotech, Cl A	437,900	1,100,716
Guangzhou Kingmed Diagnostics Group, Cl A	124,800	1,109,504
Jiangsu Bioperfectus Technologies, Cl A	214,532	3,159,684
Jiangzhong Pharmaceutical, Cl A	923,070	1,867,077
Porton Pharma Solutions, Cl A	107,538	702,927
Shandong WIT Dyne Health, Cl A	29,400	170,689
		11,921,594
Industrials — 16.9%
Beijing United Information Technology, Cl A	80,443	1,218,185
China State Construction Engineering, Cl A	3,906,880	2,822,276
Contemporary Amperex Technology, Cl A	13,936	783,656
COSCO SHIPPING Holdings, Cl A	396,317	612,613
Daqin Railway, Cl A	1,966,300	1,867,242
Ginlong Technologies, Cl A *	27,000	836,797
Sichuan Road & Bridge, Cl A	563,290	807,505
TBEA, Cl A	1,180,358	3,587,855
Tian Di Science & Technology, Cl A	1,180,900	790,121

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Industrials (continued)
Wuxi Shangji Automation, Cl A	88,600	$1,676,517
Xiamen C & D, Cl A	489,800	951,548
YTO Express Group, Cl A	326,100	949,142
		16,903,457
Information Technology — 10.2%
Amlogic Shanghai, Cl A *	45,400	413,871
China Zhenhua Group Science & Technology, Cl A	19,700	320,488
Digital China Group, Cl A	166,616	374,872
Glodon, Cl A	67,872	434,413
Guangzhou Shiyuan Electronic Technology, Cl A	352,350	2,950,604
Qingdao Gaoce Technology, Cl A	159,400	1,823,816
Quectel Wireless Solutions, Cl A	44,745	716,068
SG Micro, Cl A	122,686	2,424,585
StarPower Semiconductor, Cl A	8,009	363,987
Thunder Software Technology, Cl A	20,051	296,948
Universal Scientific Industrial Shanghai, Cl A	106,768	225,842
		10,345,494
Materials — 13.6%
Anhui Guangxin Agrochemical, Cl A	299,524	1,082,700
Asia - Potash International Investment Guangzhou, Cl A *	176,268	722,464
Jiangsu Yangnong Chemical, Cl A	103,400	1,450,528
Suzhou TA&A Ultra Clean Technology, Cl A	233,300	2,168,672
Tianqi Lithium, Cl A	124,500	1,753,337
Tibet Mineral Development, Cl A *	107,005	626,347
YongXing Special Materials Technology, Cl A	200,386	3,491,011
Zangge Mining, Cl A	491,100	1,963,256
Zhejiang Jiahua Energy Chemical Industry, Cl A	266,200	340,911
		13,599,226
TOTAL COMMON STOCK
(Cost $112,945,410)		100,027,870

TOTAL INVESTMENTS— 99.9%
(Cost $112,945,410)		$100,027,870

Percentages are based on Net Assets of $100,139,500.
*	Non-income producing security.

Cl — Class
JSC — Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022

As of September 30, 2022, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.4%
	Shares	Value
BRAZIL — 4.6%
Banco do Brasil	18,900	$134,355
BB Seguridade Participacoes	76,200	374,319
CCR	138,700	322,078
Petroleo Brasileiro	4,300	26,457
		857,209

CHILE — 0.2%
Cia Sud Americana de Vapores	661,706	46,074

CHINA — 33.2%
Agricultural Bank of China, Cl H	238,000	71,249
Bank of China, Cl H	335,000	109,677
Bank of Communications, Cl H	233,000	122,883
Beijing Enterprises Holdings	12,000	33,707
China Cinda Asset Management, Cl H	435,000	48,211
China CITIC Bank, Cl H	180,000	71,542
China Coal Energy, Cl H	47,000	42,630
China Galaxy Securities, Cl H	416,500	192,600
China National Building Material, Cl H	100,000	76,562
China Overseas Property Holdings	40,000	34,803
China Railway Group, Cl H	113,000	55,421
China Shenhua Energy, Cl H	47,500	141,897
China State Construction International Holdings	38,000	38,485
China Taiping Insurance Holdings	37,400	31,493
China Tower, Cl H	3,870,000	414,120
CITIC	129,000	121,607
COSCO SHIPPING Holdings, Cl H	86,500	101,487
Daqo New Energy ADR *	2,048	108,708
Dian Diagnostics Group, Cl A	168,000	683,863
Kingboard Holdings	20,500	57,975

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Kingnet Network, Cl A *	712,600	$654,711
Lenovo Group	144,000	100,159
Nongfu Spring, Cl H	86,400	501,346
People's Insurance Group of China, Cl H	200,000	58,090
PICC Property & Casualty, Cl H	460,000	477,000
Qingdao Gaoce Technology, Cl A	24,791	283,653
Quectel Wireless Solutions, Cl A	4,800	76,816
Sinopharm Group, Cl H	191,600	384,181
SITC International Holdings	253,000	467,975
Tencent Holdings	3,300	111,991
TravelSky Technology, Cl H	114,000	174,560
Yadea Group Holdings	82,000	131,619
Yankuang Energy Group, Cl H	14,000	50,918
YongXing Special Materials Technology, Cl A	4,000	69,686
Yuexiu Property	84,000	101,443
		6,203,068

COLOMBIA — 0.3%
Bancolombia	7,210	48,810

CZECH REPUBLIC — 1.3%
CEZ	7,020	240,699

GREECE — 1.1%
JUMBO	11,533	154,222
OPAP	4,657	56,025
		210,247

HONG KONG — 1.8%
Orient Overseas International	19,500	341,565

HUNGARY — 0.4%
MOL Hungarian Oil & Gas	14,319	79,774

INDIA — 11.8%
ABB India	3,509	133,215
Adani Green Energy *	1,295	35,989
Coal India	54,618	142,501
Hindustan Aeronautics	28,000	807,066
ITC	11,491	46,924
Page Industries	702	437,211
Tata Elxsi	933	98,132
Tube Investments of India	4,382	147,825
Varun Beverages	24,099	309,327

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
INDIA (continued)
WNS Holdings ADR *	547	$44,766
		2,202,956

INDONESIA — 4.4%
Adaro Energy Indonesia	855,200	222,400
Astra International	341,500	148,576
Sumber Alfaria Trijaya	396,200	62,185
Unilever Indonesia	274,800	87,163
United Tractors	137,000	295,322
		815,646

MALAYSIA — 0.4%
AMMB Holdings	41,300	34,736
Nestle Malaysia	1,700	47,843
		82,579

MEXICO — 2.6%
Alpek, Cl A	134,200	174,996
Prologis Property Mexico ‡	122,400	310,329
		485,325

POLAND — 1.4%
Polskie Gornictwo Naftowe i Gazownictwo	266,981	263,684

RUSSIA — 0.0%
Gazprom Neft PJSC (A)	111,970	–
Novolipetsk Steel PJSC (A)	98,630	–
PhosAgro PJSC GDR Reg. S (A)	22,787	–
PhosAgro PJSC GDR (A)	146	–
Severstal PAO (A)	11,625	–
		–

SOUTH AFRICA — 3.5%
Thungela Resources	35,266	653,812

SOUTH KOREA — 6.1%
DB Insurance	5,442	209,966
E-MART	512	30,025
Hyundai Glovis	391	44,410
KT	14,307	362,000
LG	1,357	70,188
LG Innotek	1,599	305,673
Samsung Electronics	1,311	48,657
SK Hynix	1,097	63,718
		1,134,637

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
TAIWAN — 13.0%
Lotes	35,000	$842,231
Novatek Microelectronics	48,000	331,097
Realtek Semiconductor	11,000	93,546
Silicon Motion Technology ADR	7,136	465,196
SinoPac Financial Holdings	890	485
Taiwan Business Bank	664,000	263,517
Taiwan Semiconductor Manufacturing	33,000	438,628
		2,434,700

THAILAND — 1.2%
Bumrungrad Hospital	25,700	154,663
Krung Thai Bank	140,300	62,116
		216,779

TURKEY — 0.4%
Haci Omer Sabanci Holding	22,895	31,838
Turkiye Petrol Rafinerileri *	2,423	37,851
		69,689

UNITED ARAB EMIRATES — 6.0%
Fertiglobe	135,961	212,101
Ghitha Holding PJSC *	3,074	61,512
International Holding PJSC *	8,841	856,889
		1,130,502

UNITED STATES — 0.7%
JBS	18,300	85,396
Parade Technologies	2,000	37,292
		122,688

TOTAL COMMON STOCK
(Cost $20,399,696)		17,640,443

PREFERRED STOCK — 4.6%

BRAZIL — 0.9%
Cia Energetica de Minas Gerais (B)	50,600	100,941
Gerdau (B)	16,500	74,556
		175,497

CHILE — 3.3%
Sociedad Quimica y Minera de Chile (B)	6,535	614,659

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
PREFERRED STOCK (continued)
	Shares	Value
COLOMBIA — 0.4%
Bancolombia (B)	13,128	$80,071

TOTAL PREFERRED STOCK
(Cost $846,337)		870,227

TOTAL INVESTMENTS— 99.0%
(Cost $21,246,033)		$18,510,670

Percentages are based on Net Assets of $18,695,541.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

The following is a summary of the inputs used as of September 30, 2022 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$857,209	$—	$—		$857,209
Chile	46,074	—	—		46,074
China	6,203,068	—	—		6,203,068
Colombia	48,810	—	—		48,810
Czech Republic	240,699	—	—		240,699
Greece	210,247	—	—		210,247
Hong Kong	341,565	—	—		341,565
Hungary	79,774	—	—		79,774
India	2,202,956	—	—		2,202,956
Indonesia	815,646	—	—		815,646
Malaysia	82,579	—	—		82,579
Mexico	485,325	—	—		485,325
Poland	263,684	—	—		263,684
Russia‡	—	—	—	^	—
South Africa	653,812	—	—		653,812
South Korea	1,134,637	—	—		1,134,637
Taiwan	2,434,700	—	—		2,434,700
Thailand	216,779	—	—		216,779
Turkey	69,689	—	—		69,689
United Arab Emirates	1,130,502	—	—		1,130,502
United States	122,688	—	—		122,688
Total Common Stock	17,640,443	—	—		17,640,443
Preferred Stock
Brazil	175,497	—	—		175,497
Chile	614,659	—	—		614,659
Colombia	80,071	—	—		80,071
Total Preferred Stock	870,227	—	—		870,227
Total Investments in Securities	$18,510,670	$—	$—		$18,510,670

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

‡ For the period ended September 30, 2022, there were no significant changes into/out of Level 3. The transfer into Level 3 investments for the Fund were immaterial, although the unrealized appreciation/(depreciation) on these investments was $(1,352,976). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until September 30, 2022, Russian-held investments were deemed to be worthless due to sanctions and inaccessibility of the market.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

^ Includes Securities in which the fair value is $0 or has been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.3%
	Shares	Value
AUSTRALIA — 3.3%
AGL Energy	129,459	$569,332
APA Group	15,545	95,849
Capricorn Metals *	49,177	94,855
Computershare	6,796	108,188
Endeavour Group	16,636	74,873
Rio Tinto	5,065	304,129
Tabcorp Holdings	172,214	103,528
Woolworths Group	14,979	326,964
		1,677,718

AUSTRIA — 0.4%
Strabag	5,059	191,304

CANADA — 3.7%
Algoma Steel Group	22,295	143,580
Andlauer Healthcare Group	3,204	110,877
CF Industries Holdings	2,646	254,677
CGI, Cl A *	2,652	200,707
Dollarama	3,448	198,993
Interfor *	4,976	87,566
International Petroleum *	88,343	710,883
Loblaw	2,039	162,313
		1,869,596

DENMARK — 1.5%
AP Moller - Maersk, Cl A	31	55,058
AP Moller - Maersk, Cl B	65	118,740
D/S NORDEN	5,898	249,755
Novo Nordisk, Cl B	3,400	341,079
		764,632

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
FRANCE — 0.7%
TotalEnergies	7,616	$360,181

GERMANY — 4.3%
ADVA Optical Networking *	10,102	187,043
Hapag-Lloyd	2,035	348,280
Merck KGaA	1,598	261,123
PNE	62,209	1,078,695
RWE	8,393	310,718
		2,185,859

HONG KONG — 0.2%
Kerry Properties	65,900	125,086

INDONESIA — 1.4%
First Pacific	2,338,628	712,024

ISAREL — 0.3%
Check Point Software Technologies *	1,285	143,946

ITALY — 1.7%
Atlantia	6,885	152,503
Sanlorenzo	5,413	174,729
Saras *	579,964	554,527
		881,759

JAPAN — 4.6%
Bandai Namco Holdings	1,464	95,409
Central Glass	8,284	190,295
Inpex	12,600	118,301
Japan Display *	276,620	87,910
Japan Petroleum Exploration	17,528	419,597
Kissei Pharmaceutical	21,620	384,319
Nippon Telegraph & Telephone	15,439	416,627
Ono Pharmaceutical	4,420	103,244
Sankyo	7,344	222,484
Sumitomo	14,126	175,910
Toho Holdings	10,300	137,907
		2,352,003

NETHERLANDS — 0.7%
Adyen *	44	56,114
Aegon	22,729	91,337
ASML Holding	187	79,434
NN Group	3,606	141,199
		368,084

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
NIGERIA — 0.3%
Airtel Africa	96,577	$139,289

NORWAY — 0.2%
Grieg Seafood	18,438	124,530

SWEDEN — 0.8%
HMS Networks	3,250	88,326
Scandic Hotels Group	56,387	162,594
Swedish Match	14,027	139,038
		389,958

SWITZERLAND — 2.7%
Kuehne + Nagel International	790	162,133
Mobilezone Holding	6,846	103,638
u-blox Holding	6,402	784,436
Valora Holding	1,293	341,560
		1,391,767

UNITED KINGDOM — 2.3%
Centrica	181,144	143,246
Drax Group	22,002	147,487
Firstgroup	268,341	315,124
Go-Ahead Group *	6,550	113,039
Renewi	27,648	174,378
Telecom Plus	14,082	271,322
		1,164,596

UNITED STATES — 69.2%
AbbVie	10,193	1,368,003
Alleghany *	162	135,978
Amazon.com *	1,569	177,297
American International Group	4,847	230,136
AmerisourceBergen, Cl A	1,165	157,659
Amgen	2,739	617,371
Amphastar Pharmaceuticals *	8,229	231,235
Aon, Cl A	2,684	718,963
Apple	20,569	2,842,636
Arista Networks *	3,065	346,008
Arthur J Gallagher	1,109	189,883
Autodesk *	2,714	506,975
Automatic Data Processing	3,126	707,070
AutoZone *	231	494,786
Axcelis Technologies *	1,863	112,823
Blucora *	5,361	103,682
Box, Cl A *	8,131	198,315

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
UNITED STATES (continued)
Bristol-Myers Squibb	1,413	$100,450
Broadcom	2,679	1,189,503
Cadence Design Systems *	3,416	558,277
Cardinal Health	3,404	226,979
Carlisle	672	188,435
Centene *	7,333	570,581
CH Robinson Worldwide	1,210	116,535
Clearfield *	1,793	187,619
ConocoPhillips	1,113	113,904
Costco Wholesale	2,162	1,021,048
Coterra Energy	7,550	197,206
Dillard's, Cl A	560	152,746
Dollar Tree *	2,830	385,163
Electronic Arts	3,479	402,555
Elevance Health	1,612	732,235
Eli Lilly	1,121	362,475
EQT	4,329	176,407
Everest Re Group	518	135,944
Expeditors International of Washington	2,320	204,879
FactSet Research Systems	374	149,641
Fair Isaac *	372	153,268
GoDaddy, Cl A *	2,002	141,902
Group 1 Automotive	538	76,864
Humana	562	272,677
Ingles Markets, Cl A	5,721	453,160
Intercontinental Exchange	4,702	424,826
International Money Express *	37,078	845,008
iTeos Therapeutics *	10,600	201,930
Jack Henry & Associates	731	133,239
KLA	882	266,920
Live Nation Entertainment *	2,376	180,671
Loews	2,634	131,279
LPL Financial Holdings	1,029	224,816
Marathon Petroleum	5,221	518,602
Marcus & Millichap	26,438	866,638
Mastercard, Cl A	584	166,055
McKesson	235	79,869
Mettler-Toledo International *	276	299,217
Microsoft	5,822	1,355,944
Molina Healthcare *	746	246,061
MongoDB, Cl A *	852	169,173
Mueller Industries	4,622	274,732

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
UNITED STATES (continued)
Murphy USA	4,134	$1,136,478
NRG Energy	3,115	119,211
O'Reilly Automotive *	276	194,125
Otis Worldwide	5,411	345,222
Palo Alto Networks *	3,309	541,981
Paychex	2,931	328,887
PepsiCo	1,110	181,219
Pfizer	15,844	693,333
Pilgrim's Pride *	5,660	130,293
Procter & Gamble	3,510	443,137
QIAGEN *	2,827	116,699
QUALCOMM	2,140	241,777
Robert Half International	1,532	117,198
Sealed Air	1,877	83,545
Steel Dynamics	2,370	168,151
Stellantis	33,055	397,397
Syndax Pharmaceuticals *	11,411	274,206
Synopsys *	1,892	578,025
Sysco	4,000	282,840
Tesla *	1,878	498,139
Texas Pacific Land	72	127,961
Travelers	3,017	462,204
Tyson Foods, Cl A	4,102	270,445
UGI	2,767	89,457
UnitedHealth Group	1,407	710,591
Valero Energy	1,097	117,214
Veeva Systems, Cl A *	1,301	214,509
VeriSign *	1,225	212,782
Verisk Analytics, Cl A	1,475	251,532
Vertex Pharmaceuticals *	3,176	919,579
Vistra	5,072	106,512
VMware, Cl A	2,609	277,754
W R Berkley	2,680	173,074
WW Grainger	568	277,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
UNITED STATES (continued)
Yum! Brands	3,433	$365,065
		35,242,655

TOTAL COMMON STOCK
(Cost $55,662,735)		50,084,987

TOTAL INVESTMENTS— 98.3%
(Cost $55,662,735)		$50,084,987

Percentages are based on Net Assets of $50,947,093.
*	Non-income producing security.

Cl — Class

As of September 30, 2022, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

STATEMENTS OF ASSETS AND LIABILIITES

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF

Assets:
Investments, at Value (Cost $112,945,410, $21,246,033 and $55,662,735)	$100,027,870	$18,510,670	$50,084,987
Foreign Currency, at Value (Cost $1,184,501, $1,171 and $3,914)	1,184,524	1,166	532
Cash	–	198,771	242,419
Receivable for Capital Shares Sold	960,071	–	–
Unrealized Gain on Forward Foreign Currency Contracts	30	6	–
Dividend and Interest Receivable	–	101,784	92,501
Reclaim Receivable	–	–	772
Receivable from Investment Adviser	–	12,696	–
Receivable for Investment Securities Sold	–	–	629,900
Total Assets	102,172,495	18,825,093	51,051,111
Liabilities:
Payable for Investment Securities Purchased	1,171,799	–	–
Due to Custodian	711,576	–	–
Custody Fees Payable	39,567	14,749	3,749
Payable to Investment Adviser	31,989	–	18,853
Audit Fees Payable	26,380	26,380	26,380
Payable to Administrator	11,754	9,041	9,041
Transfer Agent Fees Payable	10,000	9,500	9,500
Registration Fees Payable	4,306	2,301	6,972
Legal Fees Payable	3,485	667	1,797
Chief Compliance Officer Fees Payable	2,120	406	1,093
Payable to Trustees	22	4	11
Payable for Foreign Capital Gains Tax	–	45,334	–
Offering Cost Payable	–	15,497	15,497
Other Accrued Expenses and Other Payables	19,997	5,673	11,125
Total Liabilities	2,032,995	129,552	104,018
Net Assets	$100,139,500	$18,695,541	$50,947,093
Net Assets Consist of:
Paid-in Capital	$124,168,916	$25,283,404	$64,828,967
Total Accumulated Losses	(24,029,416)	(6,587,863)	(13,881,874)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

STATEMENTS OF ASSETS AND LIABILIITES -(continued)

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF

Net Assets	$100,139,500	$18,695,541	$50,947,093
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	5,625,000	950,000	2,500,000
Net Asset Value, Offering and Redemption Price Per Share	$17.80	$19.68	$20.38

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS FOR THE YEAR/PERIOD ENDED SEPTEMBER 30, 2022

Statements of Operations

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF *	Rayliant Quantitative Developed Market Equity ETF *

Investment Income:
Dividends	$2,519,256	$1,316,106	$1,381,625
Less: Foreign Taxes Withheld	(251,716)	(143,805)	(130,992)
Total Investment Income	2,267,540	1,172,301	1,250,633
Expenses:
Investment Advisory Fees (Note 5)	418,276	120,341	411,711
Administration Fees (Note 4)	127,867	88,296	88,637
Trustees' Fees	14,543	3,070	12,924
Chief Compliance Officer Fees (Note 3)	7,787	1,648	3,171
Custodian Fees	51,911	14,749	3,749
Legal Fees	41,580	9,527	23,840
Printing Fees	31,231	3,049	8,465
Insurance Fees	30,291	8,204	19,027
Audit Fees	25,850	26,380	26,380
Registration and Filing Fees	14,909	11,801	17,348
Offering Costs (Note 2)	12,978	38,785	38,785
Transfer Agent Fees	5,000	9,500	9,500
Pricing Fees	4,087	2,564	2,161
Total Expenses	786,310	337,914	665,698
Less:
Waiver of Investment Advisory Fees	(228,587)	(120,341)	(158,971)
Waiver - Reimbursement from Adviser	–	(69,452)	–
Net Expenses	557,723	148,121	506,727
Net Investment Income	1,709,817	1,024,180	743,906
Net Realized Loss on:
Investments	(10,465,175)	(4,649,128)	(8,702,108)
Capital Gains Tax	–	(52,272)	–
Foreign Currency Transactions	(173,603)	(119,875)	(84,065)
Net Realized Loss	(10,638,778)	(4,821,275)	(8,786,173)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(11,403,431)	(2,735,363)	(5,577,748)
Capital Gains Tax	–	(45,334)	–
Foreign Currency Translation	40	(291)	(3,698)
Net Change in Unrealized Depreciation	(11,403,391)	(2,780,988)	(5,581,446)
Net Realized and Unrealized Loss	(22,042,169)	(7,602,263)	(14,367,619)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS FOR THE YEAR/PERIOD ENDED SEPTEMBER 30, 2022

Statements of Operations -(continued)

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	*	Rayliant Quantitative Developed Market Equity ETF	*

Net Decrease in Net Assets Resulting from Operations	$(20,332,352)	$(6,578,083)		$(13,623,713)

*	Commenced operations on December 15, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Period Ended September 30, 2021*
Operations:
Net Investment Income	$1,709,817	$325,631
Net Realized Loss on Investments, and Foreign Currency Transactions	(10,638,778)	(2,151,154)
Net Change in Unrealized Depreciation on Investments, and Foreign Currency Transactions	(11,403,391)	(1,514,096)
Net Decrease in Net Assets Resulting From Operations	(20,332,352)	(3,339,619)
Distributions	(357,445)	–
Capital Share Transactions:
Shares
Issued	86,856,354	43,194,027
Redeemed	(5,881,465)	–
Net Increase in Net Assets From Capital Share Transactions	80,974,889	43,194,027
Total Increase in Net Assets	60,285,092	39,854,408
Net Assets:
Beginning of Year	39,854,408	–
End of Year	$100,139,500	$39,854,408
Shares Transactions:
Shares
Issued	4,300,000	1,600,000
Redeemed	(275,000)	–
Net Increase in Shares Outstanding From Share Transactions	4,025,000	1,600,000

*	Commenced operations on December 30, 2020.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30, 2022*
Operations:
Net Investment Income	$1,024,180
Net Realized Loss on Investments and Foreign Currency Transactions	(4,821,275)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(2,780,988)
Net Decrease in Net Assets Resulting From Operations	(6,578,083)
Distributions	(9,780)
Capital Share Transactions:
Shares
Issued	33,933,341
Redeemed	(8,649,937)
Net Increase in Net Assets From Capital Share Transactions	25,283,404
Total Increase in Net Assets	18,695,541
Net Assets:
Beginning of Year	–
End of Year	$18,695,541
Shares Transactions:
Shares
Issued	1,350,000
Redeemed	(400,000)
Net Increase in Shares Outstanding From Share Transactions	950,000

*	Commenced operations on December 15, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended September 30, 2022*
Operations:
Net Investment Income	$743,906
Net Realized Loss on Investments, and Foreign Currency Transactions	(8,786,173)
Net Change in Unrealized Depreciation on Investments, and Foreign Currency Transactions	(5,581,446)
Net Decrease in Net Assets Resulting From Operations	(13,623,713)
Distributions	(12,688)
Capital Share Transactions:
Shares
Issued	96,498,794
Redeemed	(31,915,300)
Net Increase in Net Assets From Capital Share Transactions	64,583,494
Total Increase in Net Assets	50,947,093
Net Assets:
Beginning of Period	–
End of Period	$50,947,093
Shares Transactions:
Shares
Issued	3,950,000
Redeemed	(1,450,000)
Net Increase in Shares Outstanding From Share Transactions	2,500,000

*	Commenced operations on December 15, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2022

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year/Period

	Year Ended September 30, 2022	Period Ended September 30, 2021*
Net Asset Value, Beginning of Year	$24.91	$25.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.52	0.39
Net Realized and Unrealized Loss	(7.42)	(0.48)
Total from Investment Operations	(6.90)	(0.09)
Dividends and Distributions:
Net Investment Income	(0.21)	—
Net Asset Value, End of Year	$17.80	$24.91
Total Return‡	(27.93)%	(0.36)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$100,140	$39,854
Ratio of Expenses to Average Net Assets	0.80%	0.80	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.13%	2.43	%††
Ratio of Net Investment Loss to Average Net Assets	2.45%	1.97	%††
Portfolio Turnover Rate	255%	199§	%

*	Commenced operations on December 30, 2020.
†	Per share calculations were performed using average shares for the period.
††	Annualized.
‡

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2022

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Period Ended September 30, 2022*
Net Asset Value, Beginning of Year	$25.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.98
Net Realized and Unrealized Loss	(6.20)
Total from Investment Operations	(5.22)
Dividends and Distributions:
Net Investment Income	(0.10)
Net Asset Value, End of Year	$19.68
Total Return‡	(20.97)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$18,696
Ratio of Expenses to Average Net Assets	0.80%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.83%††
Ratio of Net Investment Loss to Average Net Assets	5.53%††
Portfolio Turnover Rate§	295%

*	Commenced operations on December 15, 2021.
†	Per share calculations were performed using average shares for the period.
††	Annualized.
‡

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2022

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

	Period Ended September 30, 2022*
Net Asset Value, Beginning of Year	$25.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.21
Net Realized and Unrealized Loss	(4.83)
Total from Investment Operations	(4.62)
Dividends and Distributions:
Net Investment Income	—	^
Net Asset Value, End of Year	$20.38
Total Return‡	(18.47)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$50,947
Ratio of Expenses to Average Net Assets	0.80	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.05	%††
Ratio of Net Investment Loss to Average Net Assets	1.17	%††
Portfolio Turnover Rate§	235%

*	Commenced operations on December 15, 2021.
†	Per share calculations were performed using average shares for the period.
††	Annualized.
‡

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Rayliant Quantamental China Equity ETF, the Rayliant Quantamental Emerging Market Equity ETF, and the Rayliant Quantitative Developed Market Equity ETF (the “Funds”). The investment objective of each of the Funds is to seek long-term capital appreciation. Each of the Funds is classified as a non-diversified investment company. Rayliant Asset Management serves as the investment adviser (the “Adviser”) to each of the Funds. The Adviser has registered with the National Futures Association as a “Commodity Pool Operator” under the Commodities Exchange Act with respect to each of the Funds. The Rayliant Quantamental China Equity ETF commenced operations on December 30, 2020; the Rayliant Quantamental Emerging Market Equity ETF and the Rayliant Quantitative Developed Market Equity ETF each commenced operations on December 15, 2021. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are each investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund's investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate its net asset value. The closing prices of such

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

securities may no longer reflect their market value at the time the Funds calculate its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

In accordance with U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).
Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986,

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis from settlement date. Certain dividends and expenses from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on basis of relative daily net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Offering Costs — For the year ended September 30, 2022, the Rayliant Quantamental China Equity ETF incurred $0 in deferred offering costs and expensed $12,978. During the period ended September 30, 2022, the Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF commenced operations and had each incurred, or expect to incur, offering costs in the amount of $48,985, and each had expensed $38,785, which are being amortized to expense over a twelve month period. As of September 30, 2022, the Rayliant Quantamental China Equity ETF had $0 remaining to be amortized; the Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF each had $10,200 remaining to be amortized.

Creation Units — The Funds issue and redeems Shares at NAV and only in large blocks of Shares (each block of Shares for the Funds are a Creation Unit of 25,000, 50,000 and 25,000 Shares for Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF, respectively or multiples thereof). Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of Funds may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

The following table discloses Creation Unit breakdown as of September 30, 2022:

	Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
Rayliant Quantamental China Equity ETF	25,000	$1,000	$445,000	$1,000
Rayliant Quantamental Emerging Market Equity ETF	50,000	$2,500	$984,000	$2,500
Rayliant Quantitative Developed Market Equity ETF	25,000	$1,000	$509,500	$1,000

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian, and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended September 30, 2022, for the Rayliant Quantamental China Equity ETF, the Rayliant Quantamental Emerging Market Equity ETF, and the Rayliant Quantitative Developed Market Equity ETF incurred $127,867, $88,296, and $88,637, respectively, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) applicable to the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of each Fund as compensation for distribution and shareholder services. For the year or period ended September 30, 2022, the Funds did not incur any fees for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for each of the Funds. The Custodian plays no role in determining the investment policies of any of the Funds or which securities are to be purchased or sold by the Funds.

Brown Brothers Harriman & Co. also serves as the transfer agent and dividend disbursing agent for each of the Funds under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advisory services to Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF at a fee calculated at an annual rate of 0.60%, 0.65% and 0.65%, respectively, of the Fund’s average daily net assets. The Adviser contractually has agreed to reduce fees and to reimburse expenses for each of the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 0.80% with respect to the Fund’s’ average daily net assets until January 31, 2023 (the “Expense Limitation”). The Adviser may recover all or a portion of the Adviser’s fee reductions or expense reimbursements in regard to each of the Funds, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which the Adviser reduced the Adviser’s fee or reimbursed expenses if the Fund’s total annual funds operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

As of September 30, 2022, the following amounts of waivers/reimbursements are subject to recoupment:

Period	Subject to Repayment until September 30:	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF
2021	2024	$269,626	$—	$—
2022	2025	$228,587	$189,793	$158,971
		$498,213	$189,793	$158,971

6. Investment Transactions:

For the year ended September 30, 2022, the Rayliant Quantamental China Equity ETF made purchases of $257,512,068 and sales of $175,406,776 in investment securities other than long-term U.S. Government and short-term securities.

For the year or period ended September 30, 2022, the Rayliant Quantamental Emerging Market Equity ETF made purchases of $95,934,508 and sales of $70,040,567 in investment securities other than long-term U.S. Government and short-term securities.

For the year or period ended September 30, 2022, the Rayliant Quantitative Developed Market Equity ETF made purchases of $281,643,889 and sales of $217,274,017 in investment securities other than long-term U.S. Government and short-term securities. The purchase and sales balances include the effect of securities received or delivered from processing in-kind creations of $94,305,530 and redemptions of $31,520,100 respectively, and have been properly excluded from the calculation of portfolio turnover within the Fund’s financial highlights. Realized gains on in-kind redemptions were $245,473.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. Book/tax differences may be temporary or permanent.

The permanent differences are primary attributed to different treatment for gains and losses on REIT adjustments, PFIC adjustments, India capital gains tax and foreign currency transactions.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

At September 30, 2022, the fund reclassifed the following permanent amount between capital paid-in and distributable earnings (accumulated losses), the reclassification is primarily related to In-Kind Redemptions:

	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Rayliant Quantitative Developed Market Equity ETF	$(245,473)	$245,473

The tax character of dividends and distributions paid during the year or period ended September 30, 2022 are as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Rayliant Quantamental China Equity ETF	$(357,445)	$—	$(357,445)
Rayliant Quantamental Emerging Market Equity ETF	(9,780)	—	(9,780)
Rayliant Quantitative Developed Market Equity ETF	(12,688)	—	(12,688)

As of September 30, 2022, the components of Distributable Earnings on a tax basis for the Funds were as follows:

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF
Undistributed Ordinary Income	$1,556,476	$871,026	$661,438
Post October Capital Losses Deferred – Short-Term	(9,434,893)	–	–
Capital Loss Carryforwards - Short-Term	(1,456,302)	(4,557,288)	(8,920,494)
Unrealized Depreciation	(14,694,696)	(2,901,599)	(5,622,819)
Other Temporary Differences	(1)	(2)	1
Total Accumulated Losses	$(24,029,416)	$(6,587,863)	$(13,881,874)

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2021 through September 30, 2022, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

The fund has capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Rayliant Quantamental China Equity ETF	$1,456,302	$—	$1,456,302
Rayliant Quantamental Emerging Market Equity ETF	4,557,288	—	4,557,288
Rayliant Quantitative Developed Market Equity ETF	8,920,494	—	8,920,494

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales and former PFIC MTM adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for investments held by the Fund at September 30, 2022 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Rayliant Quantamental China Equity ETF	$114,722,589	$1,706,255	$(16,400,951)	$(14,694,696)
Rayliant Quantamental Emerging Market Equity ETF	21,366,644	1,257,503	(4,159,102)	(2,901,599)
Rayliant Quantitative Developed Market Equity ETF	55,704,108	980,106	(6,602,925)	(5,622,819)

8. Concentration of Risks:

As with all ETFs, there is no guarantee that the Funds will achieve its investment objective. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Each Fund is subject to certain of the principal risks noted below. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Ricks”.

Risk of Investing in China - Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Risk of Investing in Russia - Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine.

The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund's ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund's investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund's performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Equity Market Risk - Because a Fund may invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The market as a whole may not favor the types of investments a Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short-term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in a Fund.

Stock Connect Investing Risk - Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When the Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. The Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, the Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose the Fund to risk of loss.

Foreign Securities Risk - Investments in securities of foreign companies (including direct investments as well as investments through certain depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Currency Risk - As a result of a Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in a Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Large Capitalization Risk - If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Issuers Risk - Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Emerging Market Company Risk - Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Depositary Receipts Risk - American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts (collectively, “Depositary Receipts”) are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Management Risk - Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

affected by industry and/or economic trends and developments. A Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Quantitative Investing Risk - A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

ETF Risks - The Funds are ETFs and, as a result of this structure, they are exposed to the following risks:

Trading Risk - Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in a Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in a Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of a Fund’s shares will continue to be met or will remain unchanged.

Shares of a Fund may trade at, above or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV, the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to a Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Where all or a portion of a Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Investors buying or selling shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of a Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in a Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Cash Transactions Risk - Like other ETFs, a Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, a Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in a Fund may be less tax-efficient than an investment in other ETFs as a Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, a Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk - Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of financial institutions that

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of a Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in shares of a Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of a Fund’s shares and the value of its underlying securities.

Investments in Investment Companies Risk - A Fund may purchase shares of investment companies. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

ETFs - ETFs are pooled investment vehicles whose shares are listed and traded on U.S. and non-U.S. stock exchanges. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Portfolio Turnover Risk - Due to each Fund’s investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect a Fund’s performance.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

Geographic Focus Risk - To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk - Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Valuation Risk - The risk that a security may be difficult to value. A Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Sector Focus Risk - Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Financials Sector Risk - Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Consumer Discretionary Sector Risk - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the overall international economy and, in turn, negatively affect companies in the consumer discretionary sector.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

Preferred Stock Risk - Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

REIT Risk - REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Leverage Risk - The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Non-Diversification Risk - The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

New Fund Risk - Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

9. Other:

At September 30, 2022, the records of the trust reflected the following with respect to the number of Authorized Participants and the percentage of shares outstanding held by the Authorized Participants:

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

	Authorized Participants	% Ownership
Rayliant Quantamental China Equity ETF	6	100.0%
Rayliant Quantamental Emerging Market Equity ETF	3	100.0%
Rayliant Quantitative Developed Market Equity ETF	2	100.0%

Fund’s total shares outstanding were held in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the Exchange and have been purchased and sold by persons other than Authorized Participants.

10. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2023 or it may be delayed until a later date (the “Closing Date”). In addition, there is an increasing potential that the Transaction may be cancelled altogether. Assuming the Transaction is consummated, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2022.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and

Shareholders of Rayliant Quantamental China Equity ETF, Rayliant Quantamental

Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting The Advisors’ Inner Circle Fund III) at September 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund III	Statement of operations	Statements of changes in net assets	Financial highlights
Rayliant Quantamental China Equity ETF	For the year ended September 30, 2022	For the year ended September 30, 2022 and the period from December 30, 2020 (commencement of operations) through September 30, 2021
Rayliant Quantamental Emerging Market Equity ETF	For the period from December 15, 2021 (commencement of operations) through September 30, 2022
Rayliant Quantitative Developed Market Equity ETF	For the period from December 15, 2021 (commencement of operations) through September 30, 2022

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Rayliant Asset Management companies since 2021.

Philadelphia, Pennsylvania

November 28, 2022

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2022 to September 30, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment

	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Rayliant Quantamental China Equity ETF
Actual Fund Return	$1,000.00	$789.00	0.80%	$3.59
Hypothetical 5% Return	1,000.00	1,021.06	0.80	4.05

Rayliant Quantamental Emerging Market Equity ETF
Actual Fund Return	$1,000.00	$847.90	0.80%	$3.71
Hypothetical 5% Return	1,000.00	1,021.06	0.80	4.05

Rayliant Quantitative Developed Market Equity ETF
Actual Fund Return	$1,000.00	$837.30	0.80%	$3.68
Hypothetical 5% Return	1,000.00	1,021.06	0.80	4.05

*	Expenses are equal to the Fund’s annualized expense ratio (including dividend and interest expense on short sales), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NOTES

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of December 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Active Exchange-Traded Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.
None.
None.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Rayliant Quantamental China Equity ETF

Rayliant Quantamental Emerging Market Equity ETF

Rayliant Quantitative Developed Market Equity ETF

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 22-23, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fee to those paid by peer groups of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2022 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2022, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	FTC
Rayliant Quantamental China Equity ETF
0.00%	0.00%	100.00%	100.00%	0.00%	96.29%	0.00%	0.07%	0.00%	41.15%
Rayliant Quantamental Emerging Market Equity ETF
0.00%	0.00%	100.00%	100.00%	0.00%	41.86%	0.00%	0.29%	0.00%	95.12%
Rayliant Quantitative Developed Market Equity ETF
0.00%	0.00%	100.00%	100.00%	61.67%	100.00%	0.00%	0.11%	0.00%	0.00%

1.	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).
2.	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
3.	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
4.	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.
5.	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

Rayliant Quantamental China Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended September 30, 2022, the total amount of foreign source income is $1,920,403. The total amount of foreign tax paid is $249,951. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT FUNDS SEPTEMBER 30, 2022

Rayliant Quantamental Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended September 30, 2022, the total amount of foreign source income is $1,153,833. The total amount of foreign tax paid is $190,569. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

Rayliant Funds

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401

1-866-898-1688

Investment Adviser:

Rayliant Asset Management

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RAY-AR-001-0200

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022					FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$682,615		None	None		$730,515	None	$11,990
(b)	Audit-Related Fees	None		None	None		$4,000	None	None
(c)	Tax Fees	$88,500	(4)	None	$57,000	(2)	None	None	$90,000	(2)
(d)	All Other Fees	None		None	None		None	None	$1,473

 Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022				FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$133,360		None	None	$48,940		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$6,650	(3)	None	None	$2,660	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2022			FYE September 30, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

 (e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $57,000 and $91,473 for 2022 and 2021, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $6,650 and $2,660 for 2022 and 2021, respectively.

(g)       The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2022 and 2021, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

 (i)       Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 9, 2022